EXHIBIT 10.9



                           COLLATERAL AGENCY AGREEMENT

THIS COLLATERAL AGENCY AGREEMENT (this "Agreement"), dated as of February 5, 2004, by and among:

      (i) INTERFUND INVESTMENT FUND I, LLC, a Florida limited liability company (the "Debtor");
      (ii) Each Person which is designated on the signature pages hereto as a "Noteholder", together with each Person who may hereafter become a "Noteholder" in accordance with Sections 2.3 and 6.5 hereof (each, a "Noteholder" and collectively, the "Noteholders"); and
      (iii) Collateral Service Associates, LLC, a Florida limited liability company, as collateral agent for the Noteholders (in such capacity, together with its successors and assigns, the "Collateral Agent").


                                   BACKGROUND:

         A.  The  Debtor  is or  will  be in the  business  of  originating  and
acquiring  high-yield   collateralized  loans  and  participation  interests  in
high-yield collateralized loans (collectively, the "Loan Portfolio").

         B. The Debtor has issued or will be issuing certain 8% Secured Promissory Notes to the Noteholders (collectively, the "Notes"). In order to secure its indebtedness and other obligations under and in connection with the Notes, the Debtor has entered into a certain Security Agreement with Collateral Agent in the form of EXHIBIT "A" hereto (the "Security Agreement"), pursuant to which the Debtor has granted or will be granting to the Collateral Agent, for the benefit of the Collateral Agent and the Noteholders, a Lien in the Collateral, including without limitation, the Loan Portfolio, subject to the terms and conditions contained in the Security Agreement.

         C. The Noteholders desire for the Collateral Agent to serve as collateral agent for the Noteholders with respect to the Collateral, and the Collateral Agent is willing to serve in such capacity, but only on the terms and conditions stated herein.

         NOW THEREFORE, with the foregoing Background incorporated by reference herein, the parties hereto, intending to be legally bound, agree as follows:


         ARTICLE 1 - DEFINITIONS; CONSTRUCTION

         1.1 CERTAIN DEFINITIONS. In addition to other words and terms defined elsewhere in this Agreement, as used herein, the following words and terms shall have the following meanings, respectively, unless the context hereof otherwise clearly requires:

         "Affiliate" of any Person (the "relevant Person") shall mean (a) any Person which, directly or indirectly, is in control of, is controlled by, or is under common control with the relevant Person, or (b) any Person who is a director or officer (i) of the relevant Person, (ii) of any subsidiary of the relevant Person or (iii) of any Person described in clause (a) above. For purposes of this definition, control of a relevant Person shall mean the power, direct or indirect, (x) to vote 5% or more of the securities (or other equity interest) having ordinary voting power for the election of directors (or

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managers or other  equivalent) of the relevant Person, or (y) to direct or cause the direction of the management and policies of the relevant Person whether by contract or otherwise.

         "Collateral" shall have the meaning as set forth in the Security Agreement.

         "Collateral Agent Indemnified Parties" shall have the meaning set forth in Section 5.10 hereof.

         "Collateral Agent Obligations" shall mean collectively all obligations, from time to time, of Debtor to the Collateral Agent in its capacity as such, including but not limited to all Expenses and amounts payable pursuant to Sections 2.1(c), 5.10, 5.11 and 5.12 hereof, in each case whether such obligations are direct or indirect, otherwise secured or unsecured, joint or several, absolute or contingent, due or to become due, whether for payment or performance, now existing or hereafter arising.

         "Event of Default" shall mean any event of default under any Note, Security Document or other Loan Document.

         "Expenses" shall mean collectively all costs and expenses including, without limitation, reasonable attorneys' fees and disbursements incurred by the Collateral Agent on its behalf or on behalf of Noteholders: (i) in all efforts made to enforce payment of any Obligation or effect collection of any Collateral; (ii) in connection with the entering into, modification, amendment, administration, termination and enforcement of this Agreement, the Security Documents or any of the other Loan Documents or any consents or waivers hereunder or thereunder and all related agreements, documents and instruments;
(iii) in instituting, maintaining, preserving, enforcing and foreclosing on the Collateral Agent's Lien on any of the Collateral, whether through judicial proceedings or otherwise; (iv) in defending or prosecuting any actions or proceedings arising out of or relating to this Agreement, the Security Documents or any of the other Loan Documents; or (v) in connection with any advice given to the Collateral Agent with respect to its rights and obligations under this Agreement, the Security Documents and the other Loan Documents.

         "Insolvency Proceeding" shall mean, as to any Person, any of the following: (i) any case or proceeding with respect to such Person under the U.S. Bankruptcy Code or any other federal or state bankruptcy, insolvency, reorganization or other law affecting creditors' rights generally; (ii) any proceeding seeking the appointment of a receiver or similar official for such Person or a material portion of its property; (iii) any proceedings for liquidation, dissolution or winding up of the business of such Person; or (iv) any assignment for the benefit of creditors or any marshaling of assets of such Person.

         "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, security interest, lien (whether statutory or otherwise), charge, claim or encumbrance, or preference, priority or other security agreement or preferential arrangement held or asserted in respect of any asset of any kind or nature whatsoever including, without limitation, any conditional sale or other title retention agreement, any lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction. "Loan Documents" shall mean collectively the Notes and the Security Documents, together with any other agreements or instruments entered into from time to time in connection with the transactions contemplated by the Notes and the Security Documents.

         "Noteholder Obligations" shall mean collectively all debts, liabilities and obligations of the Debtor to the Noteholders under the Notes and the other Loan Documents, in each case whether such debts, liabilities and obligations are direct or indirect, otherwise secured or unsecured, joint or several, absolute

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or contingent,  due or to become due,  whether for payment or  performance,  now existing or hereafter arising.

         "Obligations" shall mean collectively all Noteholder Obligations and all Collateral Agent Obligations.

         "Person" shall mean any individual, sole proprietorship, partnership, corporation, business trust, joint stock company, trust, unincorporated organization, association, limited liability company, institution, public benefit corporation, joint venture, entity or government (whether federal, state, county, city, municipal or otherwise, including any instrumentality, division, agency, body or department thereof).

         "Pro Rata Share" of any Noteholder at any time shall mean the fraction (expressed as a percentage) the numerator of which is the aggregate outstanding principal amount of all Notes issued to or acquired by such Noteholder and the denominator of which is the aggregate outstanding principal amount of all Notes issued to all Noteholders.

         "Qualified Transferee" of any Noteholder shall mean an "accredited investor" as such term is defined in Rule 501 of Regulation D under the Securities Act of 1993, as amended.

         "Majority Noteholders" shall mean, at any time, those Noteholders whose Pro Rata Shares aggregate more than fifty percent (50%) of the aggregate outstanding principal amount of all Notes; provided, however, that if any Noteholder (the "relevant Noteholder"), together with its Affiliates, holds more than fifty percent (50%) of the aggregate outstanding principal amount of all Notes, then the Majority Noteholders shall include at least one additional Noteholder that is not an Affiliate of the relevant Noteholder.

         "Security Documents" shall mean this Agreement, the Security Agreement and any other agreements or instruments entered into from time to time granting or purporting to grant the Collateral Agent a Lien in any property for the benefit of the Noteholders to secure the Obligations, together with any other agreements or instruments entered into from time to time pursuant to which any Person guaranties, becomes surety for or provides other credit support for the Obligations.

         "Shared Collateral Account" shall have the meaning set forth in Section
4.1 hereof.

         "Supermajority Noteholders" shall mean, at any time, those Noteholders whose Pro Rata Shares aggregate sixty-six and two-thirds percent (66 2/3%) or more of the aggregate outstanding principal amount of all Notes; provided, however, that if any Noteholder (the "relevant Noteholder"), together with its Affiliates, holds sixty-six and two-thirds percent (66 2/3%) or more of the aggregate outstanding principal amount of all Notes, then the Supermajority Noteholders shall include at least one additional Noteholder that is not an Affiliate of the relevant Noteholder.


         ARTICLE 2 - THE COLLATERAL AGENCY

         2.1     APPOINTMENT.

         (a) The Noteholders each hereby irrevocably appoint Collateral Service Associates, LLC to act as Collateral Agent for each Noteholder under this Agreement and the other Security Documents. Debtor shall have the right to approve the initial Collateral Agent. The Noteholders each hereby irrevocably authorize the Collateral Agent to take such action on behalf of each Noteholder under the provisions of this Agreement and the other Security Documents, and to exercise such rights and powers and to perform such duties, as are specifically delegated to or required of the Collateral Agent by the terms hereof or thereof, together with such powers as are reasonably incident thereto. Collateral Service

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Associates,  LLC hereby agrees to act as the  Collateral  Agent on the terms and conditions set forth in this Agreement and the other Security Documents. Each Noteholder hereby irrevocably authorizes the Collateral Agent to execute and deliver, and accept delivery of, each of the Security Documents.

         (b) The Noteholders each hereby agree that (i) the rights and remedies given to the Collateral Agent under the Security Documents, and (ii) the rights and remedies given to each Noteholder under each Note or any of the other Loan Documents, as the case may be, shall each be exercised exclusively by the Collateral Agent, on behalf of itself and the Noteholders, and that no Noteholder shall exercise any such right or remedy individually, except upon the request of the Collateral Agent as set forth in Section 2.5(e) hereof.

         (c) The Debtor shall pay the Collateral Agent an annual collateral agency fee in the amount of Twenty Thousand Dollars ($20,000) per year, which such fee shall be payable as follows: (i) for each year (so long as this Agreement is in effect in accordance with Section 6.9 hereof), the collateral agency fee shall be payable in quarterly installments of Five Thousand ($5000.00) in advance on the first day of each month of the beginning of the quarter; (ii) the first payment is due when the fund has reached its minimum requirement. In addition to (and not in substitution for) the annual collateral agency fee, in the event that the Collateral Agent receives directions from the Majority Noteholders to accelerate and enforce the Noteholder Obligations following an Event of Default, the Debtor shall pay the Collateral Agent (so long as this Agreement is in effect in accordance with Section 6.9 hereof), an hourly enforcement and administration fee in the amount of One Hundred Dollars ($100.00) per hour for the services of the Collateral Agent, in connection with all administrative and enforcement activities on behalf of the Collateral Agent under this Agreement, which such enforcement and administration fee shall be due and payable from time to time on demand (and with respect to the Debtor, without any requirement for detailed invoicing). All amounts payable under this Section shall be paid without any deduction whatsoever, including but not limited to, any deduction for any setoff or counterclaim, and all amounts paid under this Section shall be non-refundable. The agreements contained in this Section shall survive the termination of this Agreement and the other Security Documents.

         2.2 EXERCISE OF POWERS. The Collateral Agent shall take any action of the type specified herein or in any other Security Documents, as being within the Collateral Agent's rights, powers or discretion at the direction of the Majority Noteholders (or, to the extent this Agreement or such Security Document specifically requires the direction of the Supermajority Noteholders, then instead at the direction of the Supermajority Noteholders), or as otherwise permitted or authorized to be taken by the Collateral Agent. In the absence of any such directions, the Collateral Agent shall have no obligation to take any such action. Any action or inaction by the Collateral Agent pursuant to this Agreement shall be binding on all of the Noteholders. The Collateral Agent shall not have any liability to any Person as a result of (i) the Collateral Agent acting or refraining from acting at the direction of the Majority Noteholders (or, where applicable, the Supermajority Noteholders), (ii) the Collateral Agent refraining from acting in the absence of directions to act from the Majority Noteholders (or, where applicable, the Supermajority Noteholders), or (iii) the Collateral Agent taking discretionary action or inaction reasonably incident to directions from the Majority Noteholders (or, where applicable, the Supermajority Noteholders), or as otherwise permitted or authorized to be taken by the Collateral Agent.

         2.3 BENEFIT OF AGREEMENT. A Noteholder shall be entitled to the benefit of this Agreement and the other Security Documents if, and only if, such Noteholder is party hereto as of the date hereof or, subject to Section 6.5 hereof, hereafter becomes party hereto pursuant to an Assignment and Assumption Agreement, in the form of EXHIBIT "B" hereto (an "Assignment Agreement").

         2.4 AMENDMENTS TO LOAN DOCUMENTS. The provisions of this Agreement shall remain in full force and effect in accordance with its terms regardless of

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any  amendment,  modification  or  supplement  to  any  Loan  Document.  Without limitation of the foregoing, this Agreement shall apply in accordance with its terms notwithstanding any increase, decrease, addition or change in the amount, nature, type or purpose of any of the Obligations.

         2.5     CERTAIN INTERCREDITOR MATTERS.

         (a) All principal, interest and other amounts payable under the Notes shall be pari passu in right of payment (including without limitation, payments made in connection with the prepayment of all or any portion of the Notes), and the Debtor shall, until otherwise notified by the Collateral Agent at the direction of the Majority Noteholders following an Event of Default to make such payments to the Collateral Agent for deposit in the Shared Collateral Account, pay all such amounts directly to the Noteholders, as applicable, without any deduction whatsoever, including but not limited to, any deduction for any setoff or counterclaim. If, notwithstanding the foregoing, any Noteholder (a "benefitted Noteholder") shall at any time receive any payment (whether voluntarily or involuntarily or by set-off) in a greater proportion than any such payment received by any other Noteholder, such benefitted Noteholder shall purchase for cash from the other Noteholders a participation in such portion of each such other Noteholder's Notes, as shall be necessary to cause such benefitted Noteholder to share the excess payment ratably with each of the other Noteholders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such benefitted Noteholder, such purchase shall be rescinded, and the purchase price returned, to the extent of such recovery, but without interest. Each Noteholder so purchasing a portion of a benefitted Noteholder's Notes may, subject to the terms hereof, exercise all rights (including, without limitation, voting rights) with respect to such portion as fully as if such Noteholder were the direct holder of such portion.

         (b) The pari passu nature of the right of payments under the Notes and the priority of distributions specified in Article 4 of this Agreement are based upon the assumptions that (i) the payments made to each of the Noteholders will be nonavoidable, (ii) the Liens in the Collateral in favor of the Collateral Agent on behalf of each of the Noteholders will be equally valid, perfected and nonavoidable as to each Noteholder and (iii) the Liens in the Collateral in favor of the Collateral Agent on behalf of each of the Noteholders and the claims under the Notes of each of the Noteholders will be deemed of equal priority as against all Persons other than the Noteholders. If and to the extent any such assumption proves to be incorrect as to a particular Noteholder or particular set of Noteholders as finally determined by a court of competent jurisdiction, any resulting loss shall be borne solely by such Noteholder or set of Noteholders, and the distributions referred to in Article 4 hereof shall be adjusted accordingly with such Noteholder or set of Noteholders being liable for any deficiency.

         (c) The Noteholders each hereby agree that, irrespective of whether an Event of Default exists, no Noteholder will, individually or in conjunction with other Noteholders, (i) amend or otherwise modify (A) the amount of any principal, interest or fees under any Note, or the time of payment of any of the foregoing, without the prior written consent of the Supermajority Noteholders and prior written notice to the Collateral Agent, or (B) any other terms of any Note or other Loan Document without the prior written consent of the Majority Noteholders and prior written notice to the Collateral Agent (and the prior written consent of the Collateral Agent if such amendment or modification purports to alter the rights or obligations of the Collateral Agent in such capacity), or (ii) waive (A) any Event of Default resulting from the Debtor's failure to pay, when due, principal, interest or any fees under any Note without the prior written consent of the Supermajority Noteholders and prior written notice to the Collateral Agent, or (B) any other Event of Default without the prior written consent of the Majority Noteholders and prior written notice to the Collateral Agent. The Noteholders each hereby further agree that, if any amendment or other modification, or waiver, is approved by the required level of Noteholders set forth in the preceding sentence, then such amendment, modification or waiver shall be binding upon and applicable to all Noteholders regardless of whether such Noteholders consent or sign any document evidencing

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such  amendment,  modification  or  waiver.  Any  purported  amendment  or other modification made in violation of this Section 2.5(c) shall be void. Nothing contained in this Section 2(c) is intended to impair or otherwise limit the rights and powers of the Collateral Agent set forth in Section 2.5(d) hereof.

         (d) The Noteholders hereby agree that, notwithstanding anything to the contrary contained in the Notes or the other Loan Documents, following the occurrence of an Event of Default, no Noteholder will, individually or in conjunction with other Noteholders, accelerate all or any portion of the Noteholder Obligations, make demand for payment of all or any portion of the Noteholder Obligations or otherwise take any enforcement action with respect to all or any portion of the Noteholder Obligations. In accordance with the terms hereof, all such rights and remedies (and the power to exercise the same) shall be exclusively reserved for, and are hereby delegated to, the Collateral Agent. If the Collateral Agent receives directions from the Majority Noteholders to accelerate and enforce the Noteholder Obligations on behalf of all Noteholders, the determination and judgment as to the method, manner, performance, timing, nature and extent of all enforcement activities or actions, prior to and (to the extent applicable) during any Insolvency Proceeding with respect to the Debtor or any other obligor for the Noteholder Obligations, shall be reserved for (and hereby hereby delegated to) the Collateral Agent in its sole discretion; provided, however, that the Collateral Agent shall not (x) compromise or settle the principal under any Note for less than 100% of the outstanding amount thereof in cash, or (y) during the existence of an Event of Default, release or consent to the release of the Collateral Agent's Lien on all or substantially all of the Collateral, as the case may be, without the prior written consent of the Supermajority Noteholders (it being acknowledged and agreed that the Collateral Agent may, in its sole discretion, compromise or settle Noteholder Obligations other than principal for less than 100% of the outstanding amount thereof in cash or release its Lien on less than all or substantially all of the Collateral, in each case, without the consent of any Noteholder). Without limiting the generality of the foregoing, during the existence of any Insolvency Proceeding with respect to the Debtor or any other obligor for the Noteholder Obligations, the Collateral Agent shall have the exclusive right to make determinations and judgments (which shall be binding on all Noteholders) with respect to the use of cash collateral, the adequacy of any "adequate protection" proposed therefor, the adequacy of the treatment of the Noteholders under any plan of reorganization and all matters relating to or arising out of the Noteholder Obligations, the Collateral or otherwise (except as otherwise provided in clauses (x) and (y) above).

         (e) Notwithstanding anything to the contrary contained in Section 2.5(d) above or otherwise in this Agreement, the Collateral Agent may request that any Noteholder assist the Collateral Agent in the performance of the Collateral Agent's duties hereunder (e.g., the Collateral Agent may request that any Noteholder exercise rights of set-off against the Debtor), and each Noteholder that elects to so assist the Collateral Agent (without any obligation to do so) shall be deemed to be a Collateral Agent Indemnified Party and all costs and expenses of such Noteholder in connection with providing such assistance shall be deemed to constitute Expenses.

         (f) The Noteholders each hereby agree that upon any realization on the Loan Documents, including but not limited to realization on any of the Collateral or any collection or application of funds, by set-off or otherwise, on account of any Obligations, the Noteholders shall share in the proceeds of such realization in the manner provided in this Agreement, and if any Noteholder shall realize any funds on the Loan Documents otherwise than pursuant to this Agreement, such Noteholder shall remit the same to the Collateral Agent, which shall apply the same as provided herein.

         (g) The Debtor shall not grant, and no Noteholder shall receive, any Lien on any property or any credit support for any Noteholder Obligation other than pursuant to the Security Documents. If, however, any Noteholder receives any such Lien or credit support in derogation of this Section 2.5(g), such Noteholder shall provide the other Noteholders with the benefits of any such Lien or credit support, or the proceeds thereof, on a ratable basis.

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         (h) In furtherance of the Debtor's right to sell, transfer or otherwise dispose of all or any portion of the Loan Portfolio under the Security Agreement so long as no Event of Default has occurred and is continuing, the Noteholders each hereby authorize the Collateral Agent, upon the request of the Debtor and without further consent of any Noteholder, to release or subordinate, in whole or in part, the Collateral Agent's Lien on the Loan Portfolio to the extent the Loan Portfolio, or any portion thereof, is sold or otherwise disposed of by the Debtor so long as the Collateral Agent has no actual knowledge that an Event of Default exists. The Noteholders acknowledge that the Security Agreement further permits the Debtor to retain and utilize the proceeds of any such sale, transfer or other disposition so long as no Event of Default exists.

         (i) In the event of the occurrence of an Event of Default with respect to any loan contained within the Loan Portfolio, Debtor agrees to provide written notice to the Collateral Agent on a prompt basis setting forth the nature of the Event of Default, the outstanding balances of principal and interest with respect to the defaulted loan, a summary of the collateral held with respect to such loan, any proposed resolution curing the Event of Default, and such other terms or circumstances as may be relevant. Thereafter, on a monthly basis, the Debtor shall provide a monthly written summary to the Collateral Agent of the status of and defaulted loans within the Loan Portfolio including any action being taken by the Debtor with respect to the defaulted loan.

         ARTICLE 3 - SECURITY DOCUMENTS

         3.1     GENERAL RELATION TO SECURITY DOCUMENTS.

         (a) Subject to Section 2.2 hereof, all of the powers, remedies and rights of the Collateral Agent as set forth in this Agreement may be exercised by the Collateral Agent in respect of any other Security Document as though set forth in full therein and all of the powers, remedies and rights of the Collateral Agent as set forth in any other Security Document may be exercised from time to time as herein and therein provided.

         (b) This Agreement is intended to be supplemental to, and not in limitation of, the other Security Documents. However, in the event of actual and irreconcilable conflict between the provisions hereof and the provisions of the other Security Documents, the provisions of this Agreement shall be controlling.

         3.2 RIGHT TO INITIATE JUDICIAL PROCEEDINGS. If an Event of Default has occurred and is continuing, the Collateral Agent (a) shall have the right and power to institute and maintain such suits and proceedings as it may deem appropriate to protect and enforce the rights vested in it by this Agreement and each other Security Document and (b) may proceed by suit or suits at law or in equity to enforce such rights and to foreclose upon the Collateral and to sell all or, from time to time, any of the Collateral whether pursuant to the Uniform Commercial Code or other applicable law or pursuant to a judgment or decree of a court of competent jurisdiction. This Section shall not be construed to limit any right or remedy otherwise available to the Collateral Agent under this Agreement, any other Security Document or otherwise by law to act without judicial proceedings.

         3.3 REMEDIES NOT EXCLUSIVE, ETC. No remedy conferred upon or reserved to the Collateral Agent or any Noteholder herein or in any other Security Document or Loan Document is intended to be exclusive of any other remedy or remedies, but every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or any other Security Document or any Loan Document or now or hereafter existing at law or in equity or otherwise.


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         3.4 NO DUTY TO THE DEBTOR. The Collateral Agent shall not have any duty to the Debtor as to any Collateral in its possession or control or in the possession or control of any of its agents or nominees, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

         ARTICLE 4 - DISTRIBUTIONS

         4.1 SHARED COLLATERAL ACCOUNT. For purposes of collecting cash proceeds of the Collateral, the Collateral Agent shall establish one or more deposit accounts with a financial institution selected by the Collateral Agent, titled in its own name as Collateral Agent hereunder (collectively, the "Shared Collateral Account"). The Collateral Agent shall deposit in the Shared
Collateral Account for distribution pursuant to Section 4.4 hereof, all cash proceeds from the disposition of, or realization upon, Collateral and all other funds required to be so deposited under any Security Document or any other Loan Document. No other funds shall be deposited in the Shared Collateral Account or commingled with funds in the Shared Collateral Account. The Shared Collateral Account shall be subject to the exclusive dominion and control of the Collateral Agent and shall constitute shared collateral hereunder. All right, title and interest in and to the Shared Collateral Account, funds on deposit therein from time to time, all proceeds of the conversion thereof into cash, instruments, securities or other property, and all other proceeds thereof, shall vest in the Collateral Agent, and the Debtor hereby confirms and agrees that all such items shall remain subject to the Lien of the Collateral Agent, subject to no other Lien.

         4.2 INVESTMENT. The Collateral Agent may (but shall not be required to) invest moneys on deposit in the Shared Collateral Account in cash equivalent investments in its own name as agent hereunder, and all such investments and the interest and income received thereon and the net proceeds on the sale or redemption thereof shall be held in the Shared Collateral Account. The
Collateral Agent may liquidate investments prior to maturity to make a distribution pursuant to Section 4.4 hereof. The Collateral Agent shall not be liable for (i) any dimunition in value of any investment made in accordance with this Section 4.2, or (ii) interest on any payments, distributions or proceeds of Collateral received by the Collateral Agent except to the extent of interest actually received by the Collateral Agent based upon investments made pursuant to the first sentence of this Section 4.2.

         4.3  INTENTIONALLY DELETED.

         4.4 DISTRIBUTIONS. The Collateral Agent shall make distributions from the Shared Collateral Account (to the extent of funds then available for distribution), on a monthly basis (or at such other times as may be required by law), following the Collateral Agent's initial receipt of any payment, distribution or proceeds of Collateral during the existence of an Event of Default, except that the Collateral Agent shall have the right at any time to apply moneys held by it in the Shared Collateral Account to the payment of due and unpaid Collateral Agent Obligations. All moneys held by the Collateral Agent in the Shared Collateral Account shall, to the extent available for distribution, be distributed by the Collateral Agent as follows:
         First: to the Collateral Agent for any Collateral Agent Obligations unpaid on such distribution date;

         Second: to the Noteholders in an amount equal to all accrued and unpaid interest on the Notes on such distribution date; provided, that if such moneys to be distributed by the Collateral Agent shall be insufficient to pay in full such amounts, then such distribution shall be made ratably (without priority of any one over any other) to the Noteholders in accordance with each Noteholder's Pro Rata Share on such distribution date;

         Third: to the Noteholders in an amount equal to all unpaid principal on the Notes on such distribution date; provided, that if such moneys to be distributed by the Collateral Agent shall be insufficient to pay in full such amounts, then such distribution shall be made ratably (without priority of any one over any other) to the Noteholders in accordance with each Noteholder's Pro Rata Share on such distribution date; and

         Fourth: to the Noteholders for any other Noteholder Obligations unpaid on such distribution date; provided, that if such moneys to be distributed by the Collateral Agent shall be insufficient to pay in full such amounts, then such distribution shall be made ratably (without priority of any one over any other) to the Noteholders in accordance with each Noteholder's Pro Rata Share on such distribution date;

         Finally: if all Obligations shall have been paid in full in cash, any surplus then remaining shall be paid to the Debtor or its successors or assigns or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

         This Section 4.4 is intended solely to govern the distributions among the Noteholders and shall not impose on the Collateral Agent any obligation in respect of disposition of funds from the Shared Collateral Account which would conflict with any order or decree of any court or governmental authority or any applicable law.

         4.5 CALCULATIONS. In making the determinations and allocations required by Section 4.4 hereof, the Collateral Agent may rely upon information supplied by the Noteholders, and the Collateral Agent shall have no liability to the Debtor or any other Noteholder for actions taken in reliance on such information. All distributions made by the Collateral Agent pursuant to Section
4.4 hereof shall be final as against the Collateral Agent, and the Collateral Agent shall have no duty to inquire as to the application by the Noteholders of any amounts distributed to them.

         4.6 APPLICATION OF MONEYS. Each Noteholder agrees to apply moneys distributed under Section 4.4 hereof to satisfaction of the corresponding Obligation described therein.


         ARTICLE 5 - THE COLLATERAL AGENT

         5.1 GENERAL NATURE OF DUTIES. The Collateral Agent shall have no duties or responsibilities to the Noteholders except those expressly set forth in this Agreement, and no implied duties or responsibilities on the part of the Collateral Agent shall be read into this Agreement or any other Security Document or shall otherwise exist. The duties and responsibilities of the Collateral Agent shall be mechanical and administrative in nature, and the Collateral Agent shall not have by reason of this Agreement a fiduciary, trust or similar relationship with any Noteholder. Subject to Section 5.13 hereof, the Collateral Agent is and shall be the sole collateral agent of the Noteholders. The Collateral Agent, in such capacity, does not assume, and shall not at any time be deemed to have, any relationship of agency or trust with or for, or any other duty or responsibility to, the Debtor or any Person other than the Noteholders (and, with respect to the Noteholders, only to the extent expressly set forth herein). The Collateral Agent shall be under no obligation to take any action hereunder or under any other Security Document if the Collateral Agent believes in good faith that taking such actions may conflict with any law or any provision of this Agreement or any other Security Document, or may require the Collateral Agent to qualify to do business in any jurisdiction where it is not then qualified.

         5.2 GENERAL EXCULPATION. Notwithstanding any other provision hereof or of any other Security Document, neither the Collateral Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith, except as such action or omission are caused solely from its or their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

         5.3        CERTAIN DISCLAIMERS.

         (a) By execution of or joining in this Agreement, each Noteholder acknowledges that it has entered into this Agreement and the applicable Loan Documents solely upon its own independent investigation and is not relying upon any information supplied by or any representations made by the Collateral Agent. Each Noteholder has analyzed and considered all tax and credit implications of such transactions. Each Noteholder shall continue to make its own analysis and evaluation of the Debtor or any other obligor. The Collateral Agent shall not have any duty to provide any Noteholder with any information concerning the business or financial condition of the Debtor or concerning the Collateral.

         (b) The Collateral Agent shall have no obligation whatsoever to any Noteholder or any other Person to investigate, confirm or assure that the Collateral exists or is owned by the Debtor, or is cared for, protected or insured or has been encumbered, or that Liens granted to the Collateral Agent under the Security Documents or otherwise have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to a particular priority, or to exercise at all in any particular manner or under any duty of care, disclosure or fidelity, or continue exercising, any rights and powers granted or available to the Collateral Agent.

         (c) The Collateral Agent makes no representation or warranty and assumes no responsibility with respect to (i) the financial condition of the Debtor or any other obligor; (ii) the sufficiency of any Collateral; (iii) the accuracy, sufficiency or currency of any information concerning the financial condition, prospects or results of operations of the Debtor or any other obligor; or (iv) the sufficiency, authenticity, legal effect, validity or enforceability of this Agreement, the Security Documents or any other Loan Documents. The Collateral Agent assumes no responsibility or liability with respect to the collectibility of the Obligations or the performance by the Debtor or any other obligor of any obligation under the Loan Documents.

         (d) The Collateral Agent shall be under no obligation to any Noteholder to ascertain, inquire or give any notice relating to (i) the performance or observance by the Debtor or any other Person of the terms or conditions of this Agreement, any other Security Document or any other Loan Document, (ii) the business, operations or condition (financial or otherwise) of the Debtor or any other obligor or (iii) the existence or possible existence of an Event of Default.

         5.4 RIGHT TO REQUIRE INDEMNITY. The Collateral Agent shall be fully justified in failing or refusing to take any action hereunder or under any other Security Document unless it shall first receive, if requested by the Collateral Agent, further assurances from the Noteholders with respect to the indemnification provided herein, to the Collateral Agent's satisfaction, against any and all liability (including, without limitation, tax liability) and expense which may be incurred by it by reason of taking or continuing to take any such action. Without limiting the generality of the foregoing, the Collateral Agent shall be fully justified in failing or refusing to take any action hereunder or under any other Security Document unless it shall first receive, if requested by the Collateral Agent, funds from the Noteholders in an amount equal to the Expenses that the Collateral Agent reasonably expects to incur in connection with any such action, together with an amount equal to any accrued and unpaid fees under Section 2.1(c) hereof. All amounts paid by the Noteholders under this
Section 5.4 shall constitute part of the Noteholder Obligations.

         5.5 DELEGATION OF DUTIES. The Collateral Agent may execute any of its duties as Collateral Agent hereunder or under any other Security Document by or through employees, agents (including, without limitation, one or more Noteholders) and attorneys-in-fact and shall not be answerable for the default or misconduct of any such agents or attorneys-in-fact selected by it in good faith.

         5.6  RELIANCE, ETC.

         (a) Whenever in the administration of duties under this Agreement or the other Security Documents the Collateral Agent shall deem it necessary or desirable that a matter be proved or established with respect to the Debtor or any other Person in connection with the taking, suffering or omitting of any action hereunder or thereunder by the Collateral Agent, such matter may be provided or established by a certificate of the Debtor or such other Person delivered to the Collateral Agent, and the Collateral Agent may conclusively rely thereon.

         (b) The Collateral Agent shall be entitled to rely upon any notice, consent, certificate, affidavit, letter, telegram, statement, paper, document, telephone conversation or other communication believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons (whether or not made in the manner specified herein or in the applicable Security Documents). The Collateral Agent may conclusively rely upon the truth of the statements and the correctness of the opinions expressed in any certificates or opinions furnished to the Collateral Agent and conforming to the requirements of this Agreement or any other Security Document.

         (c) The Collateral Agent may consult with legal counsel, and any other professional advisors or consultants deemed necessary or appropriate and selected by the Collateral Agent and shall not be liable for any action taken or suffered in good faith by it in accordance with the advice of such counsel, advisors or consultants.

         5.7 COLLATERAL AGENT IN INDIVIDUAL CAPACITY. Collateral Service Associates, LLC and its Affiliates may be Noteholders, and in such event Collateral Service Associates, LLC and such Affiliates, in their capacity as Noteholders, shall have the same rights and powers as any other Noteholder, and may exercise the same as though Collateral Service Associates, LLC were not the Collateral Agent, and the term "Noteholders" shall include the Collateral
Service Associates, LLC, in its individual capacity, together with such Affiliates. Collateral Service Associates, LLC, in its individual capacity, and its Affiliates may, without liability to account to any Noteholder, make loans to, investments in, and generally engage in any kind of business with, the Debtor and the Debtor's equity holders and Affiliates as though Collateral Service Associates, LLC, in its individual capacity, were not acting as the Collateral Agent hereunder.

         5.8  INTENTIONALLY DELETED.

         5.9 EXPENSES. The Debtor hereby agrees to pay or cause to be paid and to save the Collateral Agent harmless against liability for the payment of all Expenses. Each Noteholder hereby agrees to reimburse and to save the Collateral Agent harmless against liability for the payment of all Expenses (to the extent the Collateral Agent is not reimbursed by the Debtor and without limitation of the obligation of the Debtor to do so, it being acknowledged and agreed that the Collateral Agent shall have no obligation to exhaust any rights or remedies against the Debtor prior to collecting on the indemnification provided under this Section 5.9), ratably in accordance with each Noteholder's Pro Rata Share. All amounts payable under this Section shall be due on demand and paid without any deduction whatsoever, including but not limited to, any deduction for any setoff or counterclaim. All amounts paid by the Noteholders under this Section
5.9 shall constitute part of the Noteholder Obligations. The agreements contained in this Section shall survive the termination of this Agreement and the other Security Documents.

         5.10 INDEMNITY. The Debtor hereby agrees to reimburse and indemnify the Collateral Agent, its affiliates, and their respective directors, officers, employees, attorneys and agents ("Collateral Agent Indemnified Parties"), and each of them, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for such Collateral Agent Indemnified Party in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Collateral Agent Indemnified Party shall be designated a party thereto) which may be imposed on, incurred by or asserted against any of them in any way relating to or arising out of this Agreement, any other Security Document or any other agreement or instrument in connection herewith or therewith or the matters referred to herein or therein, or the administration or enforcement hereof or thereof, or any action taken or omitted by the Collateral Agent hereunder or thereunder; provided, however, that the Debtor shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements solely resulting from the gross negligence or willful misconduct of such Collateral Agent Indemnified Party, as finally determined by a court of competent jurisdiction. All amounts payable under this Section shall be due on demand and paid without any deduction whatsoever, including but not limited to, any deduction for any setoff or counterclaim. The agreements contained in this Section shall survive the termination of this Agreement and the other Security Documents.

         5.11 INDEMNIFICATION BY NOTEHOLDERS. Each Noteholder (other than the Collateral Agent) hereby agrees to reimburse and indemnify each Collateral Agent Indemnified Party (to the extent such Collateral Agent Indemnified Party is not reimbursed by the Debtor and without limitation of the obligation of Debtor to do so, it being acknowledged and agreed that the Collateral Agent shall have no obligation to exhaust any rights or remedies against the Debtor prior to collecting on the indemnification provided under this Section 5.11), ratably in accordance with each Noteholder's Pro Rata Share, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature (including, without limitation, the fees and disbursements of counsel for such Collateral Agent Indemnified Party in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Collateral Agent Indemnified Party shall be designated a party thereto) which may be imposed on, incurred by or asserted against any of them in any way relating to or arising out of this Agreement, any other Security Document or any other agreement or instrument in connection herewith or therewith or the matters referred to herein or therein, or the administration or enforcement hereof or thereof, or any action taken or omitted by the Collateral Agent hereunder or thereunder; provided, however, that no Noteholder shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements solely resulting from the gross negligence or willful misconduct of such Collateral Agent Indemnified Party, as finally determined by a court of competent jurisdiction. All amounts payable under this Section shall be due on demand and paid without any deduction whatsoever, including but not limited to, any deduction for any setoff or counterclaim. All amounts paid by the Noteholders under this Section 5.11 shall constitute part of the Noteholder Obligations. The agreements contained in this Section shall survive the termination of this Agreement and the other Security Documents.

         5.12 INTEREST. All amounts payable by the Debtor to the Collateral Agent under this Agreement or any other Security Document (whether or not paid or reimbursed by the Noteholders) shall bear interest (without duplication of any interest obligation under any other Loan Document) from the date when due to the date of payment (before and after judgment) at the rate of eight percent (8%) per annum.

         5.13 SUCCESSOR COLLATERAL AGENT. The Collateral Agent may resign at any time upon giving thirty (30) days prior written notice thereof to the Noteholders and the Debtor and the Collateral Agent may be removed as the Collateral Agent hereunder upon the written consent of the Supermajority Noteholders exclusive of the Collateral Agent upon the final determination by a court of competent jurisdiction of willful misconduct by the Collateral Agent in the performance of the Collateral Agent's duties or responsibilities under this Agreement. Upon any resignation or permitted removal of the Collateral Agent, the Noteholders (exclusive of the Collateral Agent) shall have the right to appoint a successor Collateral Agent by majority vote (based upon the Pro Rata Shares of the Noteholders (exclusive of the Collateral Agent)) subject to the prior consent of the Debtor if, and only if, no Event of Default has occurred, which such consent shall not be unreasonably withheld, conditioned or delayed. If, in connection with the Collateral Agent's resignation, the Noteholders fail to appoint a successor Collateral Agent in accordance with the preceding sentence within the thirty (30) day-period described in the first sentence of this Section 5.13, then the Collateral Agent shall have the unilateral right to appoint a successor Collateral Agent. Upon the acceptance of the appointment as a successor Collateral Agent hereunder by such successor Collateral Agent (and payment in full of all outstanding Collateral Agent Obligations owing to the resigning or removed Collateral Agent), such successor Collateral Agent shall thereupon succeed to and become vested with all rights, powers, obligations and duties of the resigning or removed Collateral Agent and the resigning or removed Collateral Agent shall be discharged from its duties and obligations hereunder, provided that all rights to indemnification in favor of such resigning or removed Collateral Agent hereunder shall survive its resignation or removal.

         ARTICLE 6 - MISCELLANEOUS

         6.1 NOTICES. Any notice, direction, request, demand, or other communication shall be given to any party to this Agreement at such party's address set forth on the signature pages to this Agreement (or the applicable Assignment Agreement) or at such other address as may hereafter be specified in a notice designated as a notice of change of address under this Section 6.1. Any notice, direction, request, demand, or other communication (for purposes of this Section 6.1 only, a "Notice") to be given to or made upon any party hereto under any provision of this Agreement shall be given or made by in writing or facsimile transmission in accordance with this Section 6.1 and any such Notice shall be effective: (i) in the case of hand-delivery, when delivered; (ii) if given by mail, four days after such Notice is deposited with the United States Postal Service, with first-class postage prepaid, return receipt requested;
(iii) in the case of a facsimile transmission, when sent to the applicable party's facsimile machine's telephone number, if the party sending such Notice receives confirmation of the delivery thereof from its own facsimile machine;
(iv) in the case of electronic transmission, when actually received; and (v) if given by any other means (including by overnight courier), when actually received. Any Noteholder giving a Notice to the Debtor hereunder or under any of the Loan Documents shall concurrently send a copy thereof to the Collateral Agent.

         6.2 NO IMPLIED WAIVER. No course of dealing and no delay or failure of the Collateral Agent or any Noteholder in exercising any right, power or privilege hereunder or under any other Security Document, any other Loan Document, or any other documents or instruments pursuant to or in connection herewith or therewith shall affect any other or future exercise thereof or exercise of any other right, power or privilege; nor shall any single or partial exercise of any such right, power or privilege or any abandonment or discontinuance of steps to enforce such a right, power or privilege preclude any further exercise thereof or of any other right, power or privilege. Any waiver, permit, consent or approval of any kind or character on the part of the

Collateral Agent of any breach or default under, or term or condition of, this Agreement or any other Security Document shall be in writing and shall be effective only to the extent expressly set forth in such writing.

         6.3 SEVERABILITY. The provisions of this Agreement and of the other Security Documents are deemed to be severable. If any provision of this Agreement or any other Security Document shall be held invalid or unenforceable, in whole or in part, such provision shall, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability of the remaining provisions hereof.

         6.4 COUNTERPARTS. This Agreement may be executed in any number of counterparts each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. This Agreement may be delivered by facsimile with the same force and effect as if it were a manually delivered counterpart

         6.5 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the Collateral Agent (and the Collateral Agent
Indemnified Parties), the Noteholders, the Debtor and their respective successors and assigns, except that (i) the Debtor may not assign or transfer any of its rights or obligations hereunder or any interest therein, and (ii) no Noteholder may assign or transfer any of its rights or obligations hereunder or any interest therein unless such assignee or transferee constitutes a Qualified Transferee and such Qualified Transferee executes and delivers to the Collateral Agent an Assignment Agreement; and any such purported assignment or transfer shall be void. No other Person shall have any rights hereunder or shall be entitled to rely on any provision hereof.

         6.6     GOVERNING LAW; WAIVER OF JURY TRIAL

         (a) THIS AGREEMENT AND ALL MATTERS RELATING TO OR ARISING OUT OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

         (b) THE COLLATERAL AGENT, EACH OF THE NOTEHOLDERS AND THE DEBTOR EACH HEREBY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION COMMENCED BY OR AGAINST THE COLLATERAL AGENT OR ANY NOTEHOLDER WITH RESPECT TO THIS AGREEMENT AND ALL MATTERS RELATING TO OR ARISING OUT OF THIS AGREEMENT.

         (c) EACH OF THE PARTIES HERETO IRREVOCABLY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF COURTS OF RECORD OF THE STATE OF FLORIDA LOCATED IN PALM BEACH COUNTY, FLORIDA AND THE UNITED STATES DISTRICT COURT LOCATED IN SUCH COUNTY, WHICHEVER THE COLLATERAL AGENT MAY ELECT.

         6.7 AMENDMENTS. Any amendment of this Agreement must be in writing and signed by each of the parties to be bound thereby.

         6.8 FURTHER ASSURANCES. Each Noteholder shall execute and deliver to the Collateral Agent such additional agreements, documents and instruments and take such further actions as may be reasonably requested by the Collateral Agent to effectuate the provisions and purposes of this Agreement.
         6.9 TERM. This Agreement is a continuing agreement and shall remain in full force and effect until the indefeasible payment in full of the Obligations in cash.



                            [SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed and delivered this Agreement as of the date first above written.

Address for Notices:                    INTERFUND INVESTMENT FUND I, LLC, as
                                        the Debtor
------------------------------
------------------------------          By: Capitol Management, LLC, a ________
------------------------------          limited liability company
Facsimile No.:
              ----------------
Attention:
          --------------------          By:
                                            ------------------------------
                                        Name:
                                        Title:
                                        Collateral Service Associates, LLC, as
                                        Collateral Agent
------------------------------
------------------------------          By:
                                            ------------------------------
------------------------------          Name: Daniel J. Moore
Facsimile No.:                          Title: Managing Member
               ---------------
Attention:                              _______________________, as a Noteholder
          --------------------

------------------------------
------------------------------         By:
                                          ------------------------------
------------------------------         Name:
Facsimile No.:                         Title:
               ---------------
Attention:                             _______________________, as a Noteholder
           -------------------

------------------------------
------------------------------         By:
                                           ------------------------------
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                 [SIGNATURE PAGE TO COLLATERAL AGENCY AGREEMENT